Prospectus

Investor and Service Class Shares

April 22, 2005

Access Flex Bear High Yield Fund

ProFunds™ Distributors, Inc.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Access Flex Bear High Yield Fund

3 Investment Summary

5 Additional Information Regarding Investment Strategies and Risks

7	General Information

9	Shareholder Information

14	Fund Management

15	Financial Highlights

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Access Flex Bear High Yield Fund

Investment Summary

Investment Objective

Access Flex Bear High Yield Fund (the “Fund”) seeks to provide investment results, before fees and expenses, that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity.

If the Fund is successful in meeting its objective its net asset value should generally lose value as the high yield market is rallying (gaining value). Conversely, its net asset value should generally increase in value as the high yield market is falling (losing value). These are results generally opposite of most traditional high yield funds.

The Fund’s investment objective may be changed without shareholder approval

Principal Investment Strategies

The Fund will primarily employ the following financial instruments in order to obtain inverse high yield exposure. If successful, this will result in performance that is generally opposite that of traditional high yield bond funds.

•	Credit default swaps (“CDSs”)

•	Interest rate swap agreements and futures contracts

•	Other Financial Instruments whose value is derived from high yield debt securities

•	Debt and money market instruments

The Fund will achieve its inverse high yield exposure primarily through CDSs but may invest in each type of instrument without limitation, consistent with applicable regulations. ProFund Advisors LLC (the “Advisor”) seeks to invest the Fund’s assets so that the combination of its investments provide investment results that inversely correspond to the high yield market and may employ strategies that result in high portfolio turnover. In managing the Fund, the Advisor takes into consideration, among other things, the relative liquidity of and transaction costs associated with a particular investment as well as industry diversification of the Fund’s overall portfolio. Under normal market conditions, the Fund invests at least 80% of its net assets in CDSs and other financial instruments that in combination should provide inverse exposure to the high yield debt (“junk bond”) market. The Advisor does not conduct fundamental analysis in managing the Fund.

CDSs are a kind of swap contract. As such, they are generally bilateral financial contracts that transfer credit exposure between two parties. They may be used by the Fund to obtain credit risk exposure opposite to that of a direct investment in high yield bonds. One party (the “buyer” of a CDS) receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or taking on credit risk. The other party (the “seller”) typically receives one or more pre-determined periodic payments from the other party. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS. An additional adjustment to account for market premiums or discounts may be paid or received when initially entering into or closing a position. The amount of credit protection purchased is measured by the “notional amount” of the CDS. A CDS may be either “funded” or “unfunded.” The Fund will generally use only unfunded CDSs which means that the payments by the Fund will be a function of interest rates on high yield bonds. Where the Fund buys an unfunded CDS, the Fund would also normally expect to obtain interest rate exposure opposite to that of a direct investment in fixed income instruments by selling futures or entering into interest rate swaps. Interest rate swap agreements are typically counterparty agreements that involve the exchange of payments based on a fixed rate of interest applied to a notional amount with payments based on a floating rate of interest. Since the Fund seeks inverse exposure to the high yield market, it will normally be a net buyer of CDSs. For further information on CDSs and other types of swap instruments the Fund may use, please see “Investments and Risks” in the Statement of Additional Information.

High yield debt securities that the Fund will seek inverse exposure to are generally debt securities rated BB+ and lower by Standard & Poor’s Ratings Service (“S&P”) or Fitch, Inc. (“Fitch”) or Ba1 or below by Moody’s Investor Services, Inc. (“Moody’s”) or if unrated, determined by the Advisor to be of comparable quality. High yield debt securities also include corporate notes, convertible debt securities and preferred securities. The Fund will invest in financial instruments in a manner that provides inverse exposure to the high yield bond market, including CDSs and exchange-traded funds (“ETFs”).

The Fund seeks to maintain inverse exposure to the high yield bond markets regardless of market conditions and without taking defensive positions. The Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of a favorable climate for the high yield bond markets (which would generally be adverse market conditions for this Fund). However, because it may be difficult for the Fund to achieve its stated investment objective any time its assets fall below $1 million, the Advisor may invest the assets of the Fund in cash and cash equivalent positions until the level of net assets increases. As a result, the Fund may not achieve its investment objective during this period. To find out if the Fund has sufficient assets to invest to attempt to meet its objective, you may call 1-888-776-3637. There is no assurance that the Fund will achieve its investment objective.

Principal Risk Considerations

Like all investments, investing in the Fund entails risks. Many factors affect the value of an investment in the Fund. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are identified below. The Fund may be subject to risks in addition to those identified as principal risks.

•	Inverse Correlation Risk Because the Fund’s investment objective is to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, the Fund will generally lose value as the high yield market is rallying (gaining value). This result is the opposite of traditional high yield mutual funds, and certain of the risks discussed below apply to the Fund in an inverse or opposite fashion than they would apply to a traditional high yield mutual fund.

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High Yield Risk Investment in or exposure to high yield debt instruments may involve greater levels of interest rate, credit and liquidity risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). If the issuer of a security is in default with respect to interest or principal

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payments, the issuer’s security may lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus an investment in the Fund will generally decline in value when the high yield market is rallying (gaining value).

•	CDS Risk The Fund will normally be a net “buyer” of CDSs. When the Fund is a buyer of an unfunded CDS, upon the occurrence of a credit event, the counterparty to the Fund has an obligation to pay the par value of a defaulted reference obligation and take delivery from the Fund of such obligation. Since CDSs are usually physically settled, the Fund would first need to purchase the obligation in order to deliver it and obtain payment under the CDS. An active market may not exist for any of the CDSs in which the Fund invests or in the reference obligations subject to the CDS. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing the CDS, pricing transparency and the risk that the CDSs utilized by the Fund perform in a manner that does not correlate to the high yield bond markets or performs in other ways that are not expected. The Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because a CDS can involve many reference issuers and there are no limitations on the notional amount established for the CDS, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified.

•	Interest Rate Risk Interest rate risk is the risk that securities instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the interest risk considerations for the Fund will generally be the opposite of those for a traditional high yield mutual fund.

•	Credit Risk Credit risk is the risk of the issuer or guarantor of a debt instrument being unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Credit risk usually applies to most debt instruments, but generally is not a factor for U.S. Government securities. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Certain securities issued by U.S. Government agencies, authorities or instrumentalities in which the Fund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government and may be exposed to credit risk. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the credit risk considerations for the Fund will generally be the opposite of those for a traditional high yield mutual fund.

•	Liquidity Risk In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, an unanticipated early market closing may result in the Fund being unable to sell or buy certain instruments on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial losses.

•	Aggressive Investment Technique Risk The Fund may use investment techniques that may be considered aggressive, including the use of swap agreements, CDSs and similar instruments. Such techniques may expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings and imperfect correlation between the value of the instruments and the relevant security, index or market. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing in a manner opposite to the high yield market, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

•	Counterparty Risk The counterparty to a financial instrument may default on its obligations under the related agreement. In this circumstance, the Fund may lose money. The Fund will usually have a contractual relationship only with the counterparty to a swap agreement or CDS and not the obligors of the reference obligations. As a result, the Fund generally will have no right directly to enforce compliance by the obligors with the terms of the reference obligations, no rights of set-off against the reference obligors, or any voting or other rights of ownership with respect to the reference obligations. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus certain counterparty risk considerations for the Fund will generally be the opposite of those for a traditional high yield mutual fund.

•	Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand of the issuer’s goods or services. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the issuer risk considerations for the Fund will generally be the opposite of those for a traditional high yield mutual fund.

•	Management Risk The Advisor will apply various investment techniques and strategies in making investment decisions for the Fund, but there can be no guarantee that these techniques and strategies will achieve the desired results.

•	Market Risk The Fund is subject to market risks that will affect the value of its shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. The market price of investments held by the Fund may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the market risk considerations for the Fund will generally be the opposite of those for a traditional high yield mutual fund.

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Non-diversification Risk The Fund is classified as “non-diversified” under the federal securities laws. It has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers, if the Advisor determines that doing so is the most efficient means of meeting its investment objective.

4 • Access Flex Bear High Yield Fund

This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be.

•	Repurchase Agreement Risk Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the Fund may have difficulty exercising rights to the collateral.

•	Short Sale Risk Selling short is a technique that may be employed by the Fund to seek results that are similar but opposite of the performance of the high yield debt market or to adjust investment exposure to debt securities. Short selling is accomplished by borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price plus accrued interest is greater when the security is bought back, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of the Fund and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options, and swap agreements may also cause the Fund to be exposed to short sale risk.

•	Valuation Risk During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the Fund’s portfolio, the ability of the Fund to value the Fund’s securities becomes more difficult and the judgment of the Fund (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

•	Lack of Operating History Risk The Fund is a newly organized investment company with no previous operating history. The Fund may not succeed in meeting its objective and the Fund’s net asset value may decrease. In addition, if the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

•	Active Investor Risk ProFund Advisors expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact fund of the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

An investment in the Fund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not guaranteed to achieve its investment objective, and an investment in the Fund could lose money. The Fund is not a complete investment program.

The Fund presents some risks not traditionally associated with most mutual funds. Please refer to the section titled “Additional Information Regarding Investment Strategies and Risks” below and the SAI for additional information regarding strategies and risks.

Fund Performance

This section would normally include a bar chart and a performance table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this Prospectus, the bar chart and performance table are not shown.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee(1) $10 (Investor Class) $10 (Service Class)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.80%	0.80%

Total Annual Fund Operating Expenses	1.55%	2.55%

(1)	This charge may be waived at the discretion of the Fund.

*	Other expenses are based on estimated amounts for current fiscal year. The estimated amounts include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees, and other miscellaneous expenses.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$158	$490
Service Class	$258	$793

Additional Information Regarding Investment Strategies and Risks

This section provides additional information regarding some of the principal investments and related risks of the Fund. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. The following describes various instruments and strategies that the Fund may use in pursuing its investment objective. Like all investments, investing in the Fund entails risks. Many factors affect the value of an investment in the Fund. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are identified in the Investment Summary. The Fund may be subject to risks in addition to those identified as principal risks.

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•	Credit Default Swaps are instruments which allow for the full or partial transfer of third party credit risk, each in respect to a reference entity or entities, from one counterparty to the other. The buyer of a credit default swap receives credit protection or sheds credit risk, whereas the seller of the swap is selling credit protection or taking on credit risk.

•	High Yield Debt Instruments, such as bonds and debt securities, are generally those securities rated BB+ and lower by Standard & Poor’s Ratings Service (“S&P”) or Fitch, Inc. (“Fitch”) or Ba1 or below by Moody’s Investor Services, Inc. (“Moody’s”) or if unrated, of comparable quality. Below investment grade fixed income securities are high-yield, high risk securities, commonly called “junk bonds,” which are considered speculative. Below investment grade fixed income securities generally pay higher yields (greater income) than investment in higher-quality securities, however below investment grade securities involve greater risk to timely payment of principal and interest, including the possibility of default or bankruptcy of the issuers of the security. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus an investment in the Fund will generally decline in value when the high yield market is rallying (gaining value) and vice-versa.

•	Cash Positions, such as money market instruments, U.S. Government securities, repurchase agreements and other cash equivalent positions, may be held by the Fund for investment purposes to provide liquidity for shareholder transactions or to back investments in financial instruments.

•	Debt Instruments include bonds and other instruments, such as certificates of deposit, Euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•	Equity Securities include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation. While the Fund seeks inverse exposure to the high yield bond markets through the use of financial instruments, it may invest in or seek inverse exposure to equity securities and other types of securities when the Advisor believes they offer more attractive opportunities. To the extent the Fund invests in equity securities, it will be subject to equity risk. The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in the Fund to decrease. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the equity risk considerations for the Fund will generally be the opposite of those for a traditional high yield mutual fund.

•	Financial Instruments The Fund may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions. The Fund may invest in financial instruments as a substitute for investing directly in bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

•	Forward Contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

•	Futures or Futures Contracts, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

•	Leveraged Investment Techniques Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

•	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

•	Repurchase Agreements are contracts in which the seller of securities, usually U.S. Government Securities, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

•	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

•	U.S. Government Securities are securities issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S.Treasury and some are backed only by the credit of the issuing organization.

The SAI contains more information about the Fund, its investment strategies and related risks.

6 • Access Flex Bear High Yield Fund

General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (NAV) per share next calculated after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). The Fund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

The Fund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day (due to the fact that Columbus Day and Veterans’ Day are currently the only two holidays where the Bond markets are closed and the NYSE is open).

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

Bond Market Association’s Proposed Early Close Schedule: On the following days in 2005, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern time: Friday, January 14; Friday, February 18; Thursday, March 24; Friday, May 27; Friday, July 1; Friday, September 2; Friday, October 7; Thursday, November 10; Wednesday, November 23; Friday, November 25; Friday, December 23 and Friday, December 30. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. The Fund may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, the Fund will cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor.

The Fund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the Fund’s valuation of an investment may be higher or lower than the price the investment might actually command if the Fund sold it. See the Fund’s SAI for more details.

Dividends and Distributions

The Fund normally declares and distributes to shareholders at least annually all of the year’s accumulated net investment income, if any, and all of the year’s net capital gains, if any, and may declare additional capital gains distributions during a year. The Fund does not announce dividend distribution dates in advance. The Fund will reinvest distributions in additional shares of the Fund unless a shareholder has written to request distributions in cash (by check, wire or ACH). By selecting to receive distributions in cash, the shareholder agrees to the following conditions:

•	Any dividend or distribution check, which has been returned to the Fund, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the Fund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (information about the Money Market ProFund is contained in a separate Prospectus which may be obtained by calling (888) 776-5717;

•	Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the Fund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed; and

•	If a shareholder elects to receive distributions by check or wire, the Fund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH regardless of amount.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for more information.

•	The Fund does not ordinarily pay federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders.

•	The Fund expects to distribute all or substantially all of its income and gains to shareholders every year. For federal income tax purposes, distributions of net investment income to taxable U.S. investors are generally taxable as ordinary income.

•	Shareholders will generally be subject to tax on dividends regardless of how long they have held Fund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

•	Whether a distribution by the Fund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long the Fund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund. Distributions are taxable even if they are paid from income or gains earned by the Fund prior to the investor’s purchase of Fund shares (which income or gains were thus included in the price paid for the Fund’s shares).

General Information • 7

•	Distributions of gains from investments that the Fund owned (or is treated as having owned) for more than 12 months and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that the Fund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income. Distributions may also be subject to state and local taxes.

•	For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

•	Dividends and distributions declared by the Fund in October, November or December of one year and paid in January of the next year will be taxable to shareholders in the calendar year in which the distributions are declared, rather that the calendar year in which the distributions are received.

•	If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term, depending upon how long they have held the shares.

•	If shareholders exchange Fund shares this will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

•	Shareholder transactions in the Fund’s shares resulting in gain from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

•	Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2008.

•	Distributions from investments in securities of foreign issuers, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a Fund’s yield on those securities would decrease.

•	Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. Federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

•	The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders through 2010 (after which the tax rate will be 31%) who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax, rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse a fund for any penalty that the IRS may impose.

•	In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If a shareholder is a nonresident alien individual or a foreign corporation (such shareholder, a “foreign person”) for U.S. Federal income tax purposes, under the American Jobs Creation Act of 2004, for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, it is recommended that shareholders consult their own tax advisors about federal, state, local and foreign tax consequences of investment in the Fund.

8 • General Information

Shareholder Information

Contact Information
Telephone:	(888) 776-3637 or
(614) 470-8122 — Individual Investors only
(888) 776-5717 — Institutions and
Financial Professionals only

Fax:	(800) 782-4797 (toll-free)
or (614) 470-8718

Internet:	www.accesshighyield.com

Regular mail:	Access Flex Bear High Yield Fund
P.O. Box 182800
Columbus, OH 43218-2800

Overnight mail:	Access Flex Bear High Yield Fund
c/o BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Opening A New Account

The Fund offers two classes of shares through this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. (the “Distributor”) or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares. Please ensure you have the correct New Account Form before completing it.

Fund Accounts

To open a mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact the Fund to request a New Account Form or download a New Account Form from the Funds’ Internet website. For guidelines to help you complete the Form, see instructions on this page.

Retirement Plan Accounts

The Fund sponsors several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA or 403(b)(7) plans”). The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, the Fund does not sponsor these plans nor does the Fund provide retirement reporting for these types of plans. Please visit the Fund’s Internet web-site or contact the Fund for a retirement plan account application.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in the Fund.

Completing your New Account Form

•	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

•	Attach the title page and signature page of trust documents when establishing a trust account. Contact the Fund for information on what is required on each page.

•	When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

•	You must provide a street address (the Fund does not accept P.O. Box only addresses, however APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

•	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by the Fund and/or its agents to verify the identity of the persons opening an account. If this information is not provided, the Fund may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, exchanges and redemptions may be suspended or restricted and the proceeds may be withheld, in accordance with applicable law.

Purchasing Shares

The Fund offers you the options to send purchase orders by mail or fax and to send purchase proceeds by check or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

The Fund prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or other form of payment received by stated cut-off times, and for new accounts, a properly completed New Account Form. The Fund cannot accept wire purchases on bank holidays. The Fund and its distributor may reject any purchase request for any reason.

Important information you should know when you Purchase Shares:

•	Instructions, written or by telephone, given to the Fund for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by the Fund. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted the Fund and received a confirmation number, and (iii) the Fund receives and accepts your wire during the Fund’s wire processing times noted in the chart on page 12 and further described under “Additional Shareholder Information.”

•	Although the Fund does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

Shareholder Information • 9

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares
	The minimum initial investment amounts are:	The minimum subsequent purchase amount is $100.
Fund Minimums (all account types)

•      $4,000 for Roth, Regular and Spousal IRAs held in discretionary accounts controlled by a financial professional

•      $5,000 for other discretionary accounts controlled by a financial professional.

•      $15,000 for self-directed accounts controlled directly by investors.

	Step 1:	Step 1:

	Complete a New Account Form (see “Completing your New Account Form”.)	Complete an investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the Fund and the purchase amount. Make sure that your investment meets the additional purchase minimum.
By Mail
Step 2:

Make your check payable to Access Flex Bear High Yield Fund. Write the name of the Fund and your account number, if known, on the check.

	Step 3:	Step 3:

	Send the signed New Account Form and check to:	Send the investment slip and check to:
	Access Flex Bear High Yield Fund	Access Flex Bear High Yield Fund
	P.O. Box 182800	P.O. Box 182800
	Columbus, OH 43218-2800	Columbus, OH 43218-2800

	Step 1:	Step 1:

	Complete a New Account Form (see “Completing your New Account Form”).	Call Access One Trust to inform us of: • your account number,

• the amount to be wired, and

• the Fund in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from Access One Trust).

	Step 2:	Step 2:

By Wire	Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call the Fund to:	Contact your bank to initiate your wire transfer.

• confirm receipt of the faxed New Account Form,

• request your new account number, and

• receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund).

Send the original, signed New Account Form to:
Access Flex Bear High Yield Fund
P.O. Box 182800
Columbus, OH 43218-2800

Step 3:

Instruct your bank to transfer money by wire to:
Huntington Bank
Columbus, OH
Routing/ABA #: 044000024
DDA # 01892150549

For further credit to: Your name, the name of the Fund, your Fund account number and your confirmation number.

Your wire normally must be received and accepted by the Fund between 8:00 a.m. and 2:00 p.m., Eastern Time for the Fund to purchase shares the day of the wire transfer. Wires received after cut-off time may be rejected. Investment instructions provided to the Fund may be cancelled if the wire transfer is not received by 2:00 p.m., Eastern Time. The Fund is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received. On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

10 • Shareholder Information

•	If the New Account Form does not designate a share class, your investment will be made in the Investor Class. Neither the Fund nor its distributor will be responsible for checks or wires being returned or rejected. If the check or wire cannot be identified, it may be returned or rejected. Checks submitted to the Fund will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

•	If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

•	The Fund will ordinarily cancel your purchase order if your bank does not honor your check for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. The Fund (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the Fund.

Exchanging Shares

Shareholders can exchange Investor or Service Class shares of the Fund for Investor or Service Class shares of any publicly available series of Access One Trust (excluding Access High Yield Fund and Access Money Market Fund) (each an “Access One Fund”) or ProFund. Exchange requests, like any other share transaction, are subject to the Fund’s transaction cut-off times described on the next page.

The Fund will need the following information to process your exchange:

•	the account number applicable to the exchange transaction request.

•	the number of shares, percentage, or the dollar value of the shares you wish to exchange.

•	the share class and name of the Access One Fund or ProFund that you are exchanging into.

Important information you should know when you Exchange Shares:

•	An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor.

•	The Fund can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	Neither the Fund, the Fund’s distributor nor the Fund’s transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the Fund from which you are exchanging.

•	The redemption and purchase will be processed at the next calculated net asset values (NAVs) of the Fund and the Access One Fund or ProFund that you are exchanging into after the Fund has received your exchange request in good order.

•	The exchange privilege may be modified or discontinued at any time.

•	Before exchanging into an Access One Fund or ProFund, please read the fund’s Prospectus.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares
Minimum	At least $1,000 from a Fund within a self-directed account or, if less, your entire holdings in such Fund.

Send a signed letter to:
Access Flex Bear High Yield Fund
P.O. Box 182800
Columbus, OH 43218-2800

By Mail	The letter should include information necessary to process your request as described on this page. The Fund may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 12 or call the Fund for additional information.

Shareholder Services Representative:
(888) 776-3637 or (614) 470-8122 — Individual Investors only
By Telephone	(888) 776-5717 — Financial Professionals and Institutions only

Interactive Voice Response System (IVR):
Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet (exchanges only)	www.profunds.com

Through a Financial Professional	Contact your financial professional with your instructions.

The Fund will need the following information to process your redemption request:

•	name(s) of account owners;

•	account number(s);

•	your daytime telephone number;

•	the dollar amount, percentage or number of shares being redeemed; and

•	how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

•	By Check Normally, redemption proceeds will be sent by check to the address listed on the account.

•	By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. The Fund charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call the Fund.

•	By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by the Fund for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call the Fund.

Shareholder Information • 11

Important information you should know when you sell shares:

•	Fund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.

•	If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your Fund account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees”).

•	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount or your request may be treated as a complete redemption of the account.

•	The Fund normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check or through the Fund’s automatic investment plan, the Fund may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

•	To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences to you. Call the Fund to request a retirement account distribution form or download the form from the Fund’s Internet website.

•	Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of the Fund’s investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with the Fund, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain brokerage or wrap programs as determined by their policies. In addition, the Fund reserves the right to modify its minimum account requirements at any time with or without prior notice.

The Fund reserves the right to involuntarily redeem an investor’s account with 30 days’ prior notice, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. In addition, a request for a partial redemption by an investor whose account balance is below the minimum investment amount or a request for partial redemption by an investor that would bring the account below the minimum investment amount may be treated as a request for a complete redemption of the account.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by the Fund’s transfer agent, distributor, or authorized agent. All share transaction orders must be received in good order by the Fund’s transfer agent, distributor, or authorized agent before identified cut-off times to be processed at that business day’s NAV. Wires received after the Fund’s cut-off time will generally be rejected. A completed New Account Form does not constitute a purchase order until the transfer agent deems it is in good order, verifies your identity, processes the New Account Form and receives correct payment by check or wire transfer. The following are transaction cut-off times for the Fund.

Method	Normal Cut-Off Time (Eastern Time)*	Additional Transaction Information (Eastern Time)*
By Mail	4:00 p.m.

By Telephone, Wire, Internet and IVR	2:00 p.m.	The Fund accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.

*	On certain days before or after a NYSE holiday, the Bond Market Association may recommend that the bond markets close early. On such days, the Fund will normally cease taking transactions at 1:00 p.m. ET, which is 2 hours prior to the close of the open auction of the 30-year U.S. Treasury Bond futures. On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

•	Your account address has changed within the last 10 business days.

•	A check is being mailed to an address different than the one on your account.

•	A check or wire is being made payable to someone other than the account owner.

•	Redemption proceeds are being transferred to an account with a different registration.

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your account with the Fund.

•	Other unusual situations as determined by the Fund’s transfer agent.

The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP (Securities Transfer Agents Medallion Program – the official signature guarantee program recognized and approved by the financial industry) 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Fund, the Fund’s distributor nor the Fund’s agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call the Fund for instructions.

During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

12 • Shareholder Information

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on the Fund’s behalf. Such purchase and redemptions orders will be deemed to have been received by the Fund at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, shares transaction policies and limitations, including limitations on the numbers of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the Fund may use broker dealers who sell fund shares to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of record keeping, sub-accounting services, transfer agency and other administrative services. These expenses paid by the Fund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) adopted by the Trustees, the Fund may pay broker-dealers (including, ProFunds Distributors, Inc. (the “Distributor”)), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals (“Authorized Firms”) up to 0.75%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for service and distribution related activities. In addition, under the Plan, the Fund may pay Authorized Firms up to 0.25%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

The Distributor may pay all or any portion of the fee paid pursuant to the Plan (the “Distribution/Service Fee”) to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Service Class Shares, or for providing personal services to investors in Service Class Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution/Service Fee as compensation for the Distributor’s services as principal underwriter of the Service Class Shares of the Fund.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the Fund, including compensating the Distributor and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the Fund contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of an Access One Fund, all other Access One Funds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Access One Funds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the Access One Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the Access One Funds and to encourage the sale of Access One Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than the Access One Funds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Access One Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the Fund’s SAI.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in the Fund, some transactions may be processed while others may not. This may result in Fund positions that you did not anticipate. Neither the Fund, the Fund’s transfer agent nor the Fund’s distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to the Fund, or have remained uncashed for a period of six months from

Shareholder Information • 13

the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned, the proceeds will be deposited into the shareholder’s account from which the redemption was sent.

Disclosure of Portfolio Holdings

A description of the Access One Trust’s (the “Trust”) policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available (i) in the Trust’s SAI and (ii) on the Fund’s website at www.accesshighyield.com.

Frequent Purchases and Redemptions of Fund Shares

The Board of Trustees of the Trust has adopted a “Policy Regarding Frequent Purchases and Redemptions of Fund Shares” applicable to the Access Flex High Yield Fund, Access Flex Bear High Yield Fund and the Access VP Funds. Pursuant to this Policy, it is the general policy of those Funds to accommodate and permit frequent purchases and redemptions of the Fund shares offered through this Prospectus. These Funds do not deter frequent purchases and redemptions of Fund shares and impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of Fund shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, the Trust may reject any purchase request for any reason.

As noted above under “Investment Summary – Principal Risk Considerations – Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds and generating greater tax liabilities for public shareholders. In addition, large movements of assets into and out of the Fund may negatively impact fund of the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Direct shareholders will receive quarterly statements showing the market value of their Fund account at the close of the statement period in addition to any transaction information for the period. Such shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders should review their account statements and confirmations as soon as they are received.

Tax Statements

Each year, the Fund will send detailed tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, the Fund will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Fund Management

Board of Trustees and Officers

The Fund’s Board of Trustees is responsible for the general supervision of the Fund. The Fund’s officers are responsible for the day-to-day operations of the Fund.

Investment Advisor

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland, 20814, serves as the investment adviser to the Fund. The Advisor oversees the investment and reinvestment of the assets in the Fund and also performs certain management services, including client support and other administrative services. The Advisor receives an annual fee equal to 0.75% of the average daily net assets of the Fund. The Advisor bears the costs of providing advisory services.

ProFund Advisors is owned and managed by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer of ProFund Advisors from 2003 until 2004 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky.

George O. Foster, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999, Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers. The Fund is managed by an investment team overseen by Mr. Foster.

14 • Fund Management

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the Fund:

Name and Title	Length of Service	Business Experience During Last 5 Years
Jeff Ploshnick Portfolio Manager	Since 02/13/2001	ProFund Advisors – Portfolio Manager since February 2001; Monument Funds Group – Vice President and Director of Trading October 2000 to February 2001; Johnston, Lemon and Co. – Vice President and Head Equity Trader May 1997 to September 2000.

Howard Rubin Senior Portfolio Manager	Since 04/10/2000	ProFund Advisors – Senior Portfolio Manager since November 2004, Portfolio Manager April 2000 to November 2004.

The SAI provides additional information about the Portfolio Managers’ compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of the Fund’s shares. BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the administrator to the Fund, providing operations, compliance and administrative services.

The Advisor also performs certain management services, including client support and other administrative services, for the Fund under a Management Services Agreement. The Advisor is entitled to receive annual fees equal to 0.15% of the average daily net assets of the Fund for such services.

Financial Highlights

Financial highlights are not currently available since the Fund had not commenced operations prior to the date of this Prospectus.

Financial Highlights • 15

You can find more detailed information about the Fund in the Fund’s SAI, dated April 22, 2005. The SAI has been filed electronically with the Securities and Exchange Commission (“SEC”) and information relating to the Fund is incorporated by reference into, and is legally a part of, this Prospectus. To receive your free copy of the SAI, or the annual or semiannual reports, or if you have questions about investing in the Fund, write us at:

Access Flex Bear High Yield Fund

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

1-888-776-3637 For Individual Investors Only

1-888-776-5717 Institutions and Financial Professionals Only

or visit our web site www.accesshighyield.com

You can find reports and other information about the Fund on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File No. 811-21634

ACCESS ONE TRUST

STATEMENT OF ADDITIONAL INFORMATION

Access Flex Bear High Yield Fund

April 22, 2005

3435 Stelzer Road

Columbus, Ohio 43219

PHONE: 1-888-776-3637 For Individual Investors Only

1-888-776-5717 Institutions and Financial Professionals Only

This Statement of Additional Information (“SAI”) describes Access One Trust, a Delaware statutory trust (“Trust”) and the Access Flex Bear High Yield Fund, a series of the Trust.

This SAI is not a prospectus. The Access Flex Bear High Yield Fund offers three classes of shares: Investor Class Shares, Service Class Shares, and Class A Shares. Class A Shares are not currently available for purchase. This SAI should be read in conjunction with the Prospectus of Access Flex Bear High Yield Fund, dated April 22, 2005, for the applicable class of shares, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus is available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at www.accesshighyield.com. An annual report for the Fund will be available once the Fund has completed its first annual period.

This SAI is dated April 22, 2005.

ACCESS ONE TRUST

Description of Trust

The Trust is a Delaware statutory trust organized on July 29, 2004 and is registered with the Securities and Exchange Commission (“SEC” or “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of eight separate series: Access High Yield Fund, Access Money Market Fund, Access Flex High Yield Fund, Access Flex Bear High Yield Fund, Access Commodity Fund, Access Bear Commodity Fund, Access VP High Yield Fund and Access VP Bear High Yield Fund. One series, the Access Flex Bear High Yield Fund (the “Fund”), is discussed herein. Other Funds may be added in the future. The Fund is classified as a non-diversified management investment company. The investments made by the Fund and the results achieved by the Fund at any given time may not be the same as those made by other mutual funds for which the Advisor acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Fund.

General Information

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Fund. The discussion below supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Fund not specified as fundamental may be changed by the Trustees of the Fund without the approval of shareholders.

The investment strategies of the Fund are discussed below, and as discussed in the Prospectus, may be used by the Fund if, in the opinion of ProFund Advisors LLC (the “Advisor”), these strategies will be advantageous to the Fund. Investing in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Fund to determine whether an investment is appropriate. Investment in the Fund alone does not constitute a balanced investment plan. The Fund is not intended for investors whose principal objective is current income or preservation of capital. The Fund is free to reduce or eliminate its activity in any of these areas without changing the Fund’s fundamental policies. Because of the inherent risks in any investment, there is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

The Advisor expects that the assets invested in the Fund will come from professional money managers who may all use similar technical models as part of an active trading strategy. This may result in large fluctuations in assets under management which may negatively impact performance by concentrating transaction costs on certain days or over certain periods.

INVESTMENTS AND RISKS:

ACCESS FLEX BEAR HIGH YIELD FUND

Additional information concerning the characteristics of the investments of the Fund is set forth below.

Swap Agreements. The Fund seeks to provide investment results, before fees and expenses, that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity. The Fund will primarily employ credit default swaps in order to obtain inverse high yield exposure. The Fund may also enter into interest rate, index, total return, and equity swap agreements. The Fund may also enter into options on swap agreements (swap options).

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. In the case of a credit default swap (CDS), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). The Fund is usually a net buyer of CDSs. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Certain swap agreements entered into by the Fund (but generally not CDSs) would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Other swap agreements, such as credit default swaps (CDS), may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where the Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

Because swap agreements are two party contracts and because they may have terms of greater than seven days, the “net amount” of a swap agreement may be considered to be illiquid. Moreover, the Fund bears the counterparty risk, i.e., risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will only enter into swap agreements with counterparties that meet the Fund’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, the Fund will become obligated, upon exercise of the option, to the terms of the underlying agreement.

The swaps market is a relatively new market and is largely unregulated. Most swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (‘CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

As noted above, the Fund may enter into credit default swap contracts (CDSs) for investment purposes. The Fund will normally be a buyer of CDSs (also referred to as a buyer of protection; or a seller of risk; or a seller of the reference security or a group of securities). If the Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Fund expects to buy CDSs with multiple reference issuers, in which case payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The Fund may enter into interest rate swaps. Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long or short-term interest rates. For example, the Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The use of CDSs and interest rate swaps, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Fund may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

The Fund may enter into equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and SAI), swap agreements are generally valued by the Fund at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Below Investment Grade Securities. As noted in the Prospectus, the Fund will seek inverse exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. The Fund’s inverse exposure to below investment grade securities will generally cause the Fund to lose value when conditions are favorable or neutral for these securities. The Fund will generally benefit when conditions are adverse for these securities or when there is a default event. These results are opposite that of most high yield funds.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by the nationally recognized securities rating organizations (“NRSROs”) do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. See Appendix A of this SAI for a summary of the NRSROs’ ratings.

The value of below investment grade securities, like other fixed income securities, fluctuates in response to changes in the interest rates. A decrease in interest rates will generally result in a decrease in value of the Fund’s investments, while an increase in interest rates will generally result in an increase in the value of the Fund’s investments. Below investment grade securities can also be affected, sometimes to a greater extent than other fixed income securities, by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Changes by NRSROs in their rating of any fixed income security and changes in the ability of the issuer (or perceived ability) to make timely payments of interest and principal can also affect the value of such securities.

Corporate Bonds. The Fund may seek inverse exposure to corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The Fund may seek inverse exposure to all grades of corporate securities including below investment grade as discussed above.

Convertible Securities. The Fund may seek inverse exposure to convertible securities. A convertible security is a bond, debenture, note, preferred stock, warrant, or other security that may be converted into or exchanged for either: (1) a prescribed amount of common stock or other security of the same or different issuer; or (2) cash within a particular time period at a specified price or formula. A convertible security generally entitles the holder to receive interest on debt securities or dividends stock securities until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities ordinarily provide a stream of income with generally higher yields than those of ordinary common stock of the same or similar issuer. Convertible securities generally have characteristics similar to both debt and equity securities. The value of the convertible securities generally tends to decline as interest rates rise and tends to fluctuate with the market value of the underlying equity securities due to the conversion feature. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

The Fund may invest in convertible securities that have a mandatory conversion feature. A convertible security with a mandatory conversion feature automatically converts into stock or other equity securities at the option of the issuer or at a specified date and a specified conversion ratio. Since conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying stock or equity security at times when the value of the underlying security has declined substantially. Convertible securities, particularly securities with a mandatory conversion feature, may be less liquid than other types of investments or illiquid. In such cases, the Fund may not be able to dispose of the convertible security in a timely fashion or at a fair price, which could result in a loss to the Fund.

As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to convertible securities and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Equity Securities. The Fund may invest in or seek inverse exposure to equity securities. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. It may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is particularly sensitive to these market risks. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to equity securities and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Foreign Securities. The Fund may seek inverse exposure to securities of foreign issuers (“foreign securities”). These securities involve certain risks. These include the risk that an investment in a foreign issuer could be adversely effected as a result of a decline in value of the local currency versus the dollar. There is also the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The Fund also may invest in Depositary Receipts (see “Depositary Receipts” below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to foreign securities and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Futures Contracts and Related Options. The Fund may purchase or sell index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

When the Fund purchases or sells an index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position (marked-to-market on a daily basis) the Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund, cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The Fund may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of “commodity pool operator” (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA.

The Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently inverse to the futures contract. The Fund may also cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account, liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The Fund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to futures contracts and related options and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Forward Contracts. A principal investment strategy of the Fund is to enter into Financial Instruments, which may include forward contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain inverse exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. When required by law, the Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to forward contracts and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Index Options. The Fund may purchase and write options on indexes to create investment exposure consistent with its investment objective, hedge or limit the exposure of its positions, or create synthetic money market positions. (See “Taxation”)

An index fluctuates with changes in the market values of the securities included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of security prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular security. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual securities. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Fund may engage in transactions in index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities. (See “Illiquid Securities”)

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Advisor intends to comply with all limitations.

Options on Securities. The Fund may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, the Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When the Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, the Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Short Sales. The Fund may engage in short sales transactions. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. Whenever the Fund engages in short sales, it earmarks or segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

Depositary Receipts. The Fund may seek inverse exposure to American Depositary Receipts (ADRs). For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Fund may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

The Fund may also seek inverse exposure to Global Depositary Receipts (“GDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

The Fund may also seek inverse exposure to New York Shares (“NYSs”). NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also seek inverse exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges.

As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to depository receipts and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Investments in Other Investment Companies. The Fund may invest in, or seek inverse exposure to, the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act. If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investing in other investment companies involves substantially the same risks to the Fund as investing directly in the investments of the underlying investment companies. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly. Under applicable law and regulations the Fund cannot acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities (“3% Limitation”), securities issued by such company would have an aggregate value in excess of 5% of the Fund’s assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s assets. Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of the Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk. These risks could affect the income received from and the value of a particular ETF’s, which could cause the Fund’s income and asset value to be reduced.

As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to investments in other investment companies and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Illiquid Securities. The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”), but which can be sold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Commission, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of Fund has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

Borrowing. The Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

The Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent the Fund “covers” its repurchase obligations as described below in “Reverse Repurchase Agreements,” such agreements will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

U.S. Government Securities. The Fund also may invest in or seek inverse exposure to U.S. government securities in pursuit of its investment objective It may also invest in U.S. government securities as “cover” for the investment techniques the Funds employs, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

As noted above, the Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to U.S. government securities for investment purposes and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of the Fund in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Cash Reserves. To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, the Fund may invest all or part of the Fund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Money Market Instruments. The Fund is authorized to invest up to 100% of its assets in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund may invest in all types of Commercial Paper, including Commercial Paper rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. The Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Lending of Portfolio Securities. Subject to the investment restrictions set forth below, the Fund may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend more than 33 1/3% of the value of the Fund’s total assets. Loans would be subject to termination by the lending Fund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

When-Issued and Delayed-Delivery Securities. The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, investing in the Fund presents certain risks, some of which are further described below.

Non-Diversified Status. The Fund is a “non-diversified” investment company. The Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Code”), which imposes Diversification Requirements (See “Taxation” on page 28) on the Fund that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for the Fund is expected to be greater than 100%. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Fund. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for the Fund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

INVESTMENT RESTRICTIONS

Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed only by a vote of a majority of the outstanding voting securities of the Fund. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the Fund’s restrictions governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction. These restrictions supplement the investment objective and policies of the Fund as set forth in the Fund’s Prospectus.

Access Flex Bear High Yield Fund

1. The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2. The Fund may borrow money or lend to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

3. The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

4. The Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

5. The Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

For purposes of the Fund’s policy not to concentrate its assets in issuers in any particular industry or group of industries, the Fund uses the industry sub-group classifications provided by Bloomberg, L.P.

The fundamental investment restrictions of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is normally calculated at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day (due to the fact that Columbus Day and Veterans’ Day are currently the only two holidays where the Bond markets are closed and the NYSE is open).

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares. This may also be the case when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of each class of shares of the Fund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of the Fund is calculated by dividing the market value of the Fund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When the Fund experiences net shareholder inflows, the Fund generally records investment transactions of the Fund on the business day after the transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund.

The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ/NMS, are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for NASD traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ Stock Market), are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of the Fund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the Fund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by the Fund will be valued at the last bid quote (if purchased by the Fund) or the last asked quote (if sold by the Fund) prior that time at which the Fund calculates net asset value. Alternatively if there is no sale on that day, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of the Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the Fund’s service providers and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Fund nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the Fund’s Chief Compliance Officer, or in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will consider modifications from time to time.

MANAGEMENT OF ACCESS ONE TRUST

Trustees and Officers

The Trust’s officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Trust. The Trustees set broad policies for the Trust and choose its officers. The Interested Trustee and all of the officers of the Trust are directors, officers or employees of the Advisor. The other Trustees are not “Interested Persons” as defined under Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Trustees and officers of the Trust are also directors and officers of some or all of the funds in the Fund Complex. The Fund Complex includes all funds advised by the Advisor and any funds that have an investment adviser that is an affiliated person of the Advisor.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and other directorships, if any, held by the Trustee, are shown below.

INDEPENDENT TRUSTEES

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite; December 2004 to present.	Directorship Search Group, Inc. (Executive Recruitment): President since 2004 (Managing Director, March 1993 to 2004).	Access One Trust (8); ProFunds (115)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite; December 2004 to present.	AMC Delancy Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancy Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000).	Access One Trust (8); ProFunds (115)	AMC Delancy Group, Inc.

*	Each Trustee serves an indefinite term, until his or her successor is elected.

The Interested Trustees and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEES

Name, Age and Address of Management Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite; December 2004 to present.	Chairman and Chief Executive Office of the Advisor (May 1997 to Present).	Access One Trust (8); ProFunds (115)

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

OFFICERS

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite; December 2004 to present.	Chairman and Chief Executive Office of the Advisor (May 1997 to Present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite; December 2004 to present.	President of the Advisor (May 1997 to Present).

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite; December 2004 to present

Vice President and General Counsel of the

Advisor (January 2005 to

Present); Vice President and Chief Legal Counsel of the Advisor (July 2001 to December 2004); GE Investment Management Inc.: Vice President and Associate General Counsel (April 1998 to June 2001); Kirkpatrick & Lockhart LLP: Attorney (Prior to

April 1998).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/15/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. from January 1999 until October 2002.

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite; December 2004 to present.	BISYS Fund Services: Vice President of Financial Services (April 2002 to Present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite; December 2004 to present.	BISYS Fund Services: Director of Client Services (February 1997 to Present).

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2004 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Russell S. Reynolds, III	None	None
Michael L. Sapir	None	None
Michael C. Wachs	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Trust.

Committees

The Board of Trustees of the Trust has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accounts and reviews with the independent accounts the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations.

Compensation of Trustees and Officers

The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee pays each Independent Trustee compensation for his services as Trustee at the annual rate of $35,000. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

The following table shows aggregate compensation estimated to be paid to the Trust’s Trustees by the Fund annually and paid by the Fund Complex for the fiscal year ending December 31, 2005.

COMPENSATION TABLE

Name of Person	Estimated Aggregate Compensation from Fund*		Total Compensation from Fund and Fund Complex Payable to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$5,000	**	$35,000
Michael C. Wachs, Trustee	$5,000	**	$35,000

Interested Trustee
Michael L. Sapir, Trustee	$0		$0

*	Assumes that each Independent Trustee will attend four (4) regular meetings of the Board of Trustees of the Fund to be held during the upcoming calendar year 2005.

**	An additional annual fee of $20,000 will be paid to the Independent Trustees for services to the Trust and ProFunds. This fee will be allocated between the Trusts based upon their respective net assets.

Portfolio Managers’ Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each portfolio manager as of December 31, 2004.

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Total Assets)	Number of Other Pooled Investment Vehicles (Total Assets)	Number of Other Accounts (Total Assets)
William Seale	87 ($6,987,342.572)	1 ($26,493,976)	0

George Foster	87 ($6,987,342.572)	1 ($26,493,976)	0

Jeff Ploshnick	1 ($206,243)	1 ($26,493,976)	0

Howard Rubin	37 ($4,699,110,507)	0	0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of December 31, 2004.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Access One Trust and ProFunds Family
William Seale	$0	$10,000-$50,000
George Foster	$0	$1-$10,000
Jeff Ploshnick	$0	$0
Howard Rubin	$0	$0

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (“Distributor”) each have adopted a code of ethics (the “Codes”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s code are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The Codes are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Fund’s shareholders and the Advisor, underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005 will be available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the Fund’s web site, and (3) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2005, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

ProFund Advisors, LLC. Under an investment management agreement between the Advisor and the Trust dated December 15, 2004 as amended March 10, 2005, on behalf of the Fund (“Agreement” or “Advisory Agreement”), the Fund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Fund. The Advisor bears all costs associated with providing these advisory services. The Advisor may waive fees, reimburse expenses or otherwise contribute assets to the Fund, which may affect performance. The Advisor, from its own resources, including profits from advisory fees received from the Fund, also may make substantial payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of the Fund’s Shares. The Advisor also performs certain administrative services on behalf of the Fund pursuant to the Agreement.

The address of the Advisor is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland, 20814.

The Board approved the Advisory Agreement at a meeting held on March 10, 2005. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the Fund, the Board requested information and the Advisor provided information that the Board and the Advisor, respectively, believed to be reasonably necessary evaluate the Advisory Agreement, including: (i) the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) detailed comparative industry fee data; and (v) information regarding brokerage allocation and best execution. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees who were not “interested persons” of the Fund were also advised by independent legal counsel. The Trustees concluded that the terms of the Investment Advisory Agreement were reasonable and should be approved, on the basis of the following considerations, among others:

•	The fairness and reasonableness of the investment advisory fee payable to the Advisor under the Advisory Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies including investment companies offering services similar in nature and extent to the Fund;

•	The nature, quality and extent of the investment advisory services to be provided by the Advisor, in light of the high quality services the Fund expects to be provided by the Advisor in its management of the Fund and the success of the Fund in achieving its stated investment objective;

•	The complex nature of the Fund’s investment strategies, which involve the use of credit default swaps and other financial instruments;

•	The Advisor’s entrepreneurial commitment to the management of the Fund, which could entail a substantial commitment of the Advisor’s assets to the successful operation of the Fund;

•	The Advisor’s representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor;

and in light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the Fund and its shareholders. In reaching its conclusions, the Board noted that the Fund had not yet commenced operations, and that in the future, the Board would consider other relevant factors in evaluating the reasonableness of the advisory arrangements, including investment performance, the cost of services, and economies of scale.

The Advisor may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Fund’s shares.

OTHER SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accounting Agent. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), an indirect wholly-owned subsidiary of The BISYS Group, Inc., acts as Administrator to the Fund. The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Fund under federal and state securities laws. The Administrator also maintains the shareholder account records for the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Fund under the service agreement.

Distributor. ProFunds Distributors, Inc. serves as the distributor and principal underwriter in all fifty states and the District of Columbia and sells shares of the Fund on a continuous basis. Its address is 3435 Stelzer Road, Columbus, Ohio, 43219. The Distributor has no role in determining the investment policies of the Trust or the Fund, or which securities are to be purchased or sold by the Trust or the Fund.

Custodian. UMB Bank, N.A. acts as custodian to the Fund. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. The Fund’s custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services, the custodian receives asset-based fees and transaction fees.

Independent Registered Public Accounting Firm. Ernst & Young LLP (“E&Y”) serves as the Fund’s independent registered public accounting firm. E&Y provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. Its address is 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215.

Legal Counsel. Ropes & Gray LLP serves as counsel to the Access One Trust. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the Fund may pay broker-dealers (including, for the avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals (“Authorized Firms”) up to 0.75%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for service and distribution-related activities (“Service Class Plan”). In addition, under the Service Class Plan, the Fund may pay Authorized Firms up to 0.25%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for shareholder services. Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Distributor may pay all or any portion of the fee paid pursuant to the Service Class Plan (the “Distribution/Service Fee”) to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Service Class Shares, or for providing personal services to investors in Service Class Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution/Service Fee as compensation for the Distributor’s services as principal underwriter of the Service Class Shares of the Fund.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the Fund regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of the Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of the Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit the Fund and holders of Service Class Shares of the Fund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals, a fee as compensation for service and distribution-related activities and/or shareholder services.

DISTRIBUTION AND SERVICE (12b-1) PLAN (CLASS A SHARES)

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan”) adopted by the Trustees, Class A Shares are authorized to pay a fee at an annual rate not to exceed 0.40% of the Fund’s average daily net assets attributable to Class A Shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of the Fund’s average daily net assets attributable to Class A Shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A Shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in or not opposed to the best interest of Class A shareholders to do so.

Normally, on purchases of Class A Shares, or, for purchases of Class A Shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Class A Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class A Shares of the Fund, or for providing services to investors in Class A Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A Shares of the Fund.

Under the Class A Plan, the Trust or the Distributor may enter into agreements (“Class A Distribution and Service Agreements”) with Authorized Firms that purchase Class A Shares on behalf of their clients. The Class A Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Class A Plan (on an annual basis) of the average daily net assets of the Class A Shares of the Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Class A Plan and Class A Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or the related Class A Distribution and Service Agreements. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. The Class A Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Class A Shares of the Fund. The Class A Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Class A Shares of the Fund on not more than 60 days’ written notice to any other party to the Class A Distribution and Service Agreements. The Class A Distribution and Service Agreements shall terminate automatically if assigned, other than with respect to an assignment of the right to receive payments under such agreements. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Class A Plan will benefit the Fund and holders of Class A Shares of the Fund. In the Trustees’ quarterly review of the Class A Plan and Class A Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Class A Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Class A investors. These activities and services are intended to make Class A Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Access Flex Bear High Yield Fund and for other services such as those described in the Prospectus. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, no firms receive the additional payments described above for distribution services and/or educational support.

SALES CHARGES

Class A Shares

Dealer Reallowances. Class A Shares of the Fund are sold subject to a front-end sales charge as described in the Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Fund’s shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

AMOUNT OF INVESTMENT	AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
Less than $100,000	4.25%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1,000,000	1.50%
Over $1,000,000	1.00%

ADMINISTRATIVE SERVICES

The Fund may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Fund. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Fund via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Fund, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Fund. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Depending on the arrangements, the Fund and/or the Advisor may compensate such financial intermediaries or their agents directly or indirectly for such administrative services.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of the Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to the Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Advisor may serve as an investment manager to and may place portfolio transactions on behalf of a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Fund and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the Fund’s portfolio and the other client accounts.

The policy of the Fund regarding purchases and sales of securities for the Fund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund is managed similarly to other funds managed by the Advisor. In certain circumstances, transactions for other funds managed by the Advisor may be placed prior to or after those for the Fund and may receive different prices for similar securities or instruments on any given day. As a consequence, other funds managed by the Advisor may receive execution of trades superior to that of the Fund depending on market conditions, the time at which an order is placed and the liquidity of the market at a particular time.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the Fund’s policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisors’ other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisors’ expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

Subject to the requirements of best execution, the Advisor may consider sales of Trust Shares as a factor in the selection of broker-dealers to execute portfolio transactions.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include: the management fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, product descriptions, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees, listing fees, all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest. The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on July 29, 2004, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series and classify shares of a particular series into one or more classes of that series.

All shares of the Trust are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, if applicable, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

TAXATION

Overview. Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify and elect to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

If the Fund were to fail to qualify for taxation as a RIC for any taxable year, the Fund would be subject to tax on their taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that they otherwise would have continued to hold. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Foreign Currency Forward Contracts and Swaps. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In addition, the tax treatment of a payment made or received on the Fund’s swap, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses, and otherwise affect the character of gains or losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Constructive Sales. Special rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Investments. With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign withholding and other taxes. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

Distributions. For Federal income tax purposes, distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, from the sale of investments that the Fund has owned (or is treated as having owned) for more than one year that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in Shares, are taxable at long term capital gains rate, regardless of how long the shareholder has held the Fund’s Shares. Distributions of capital gains are generally made after applying any available capital loss carryforward. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Capital Gain Dividends are not eligible for the dividends received deduction.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of Shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.

Investors should be careful to consider the tax implications of buying Shares of the Fund just prior to a distribution. The price of Shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Distributions by the Funds to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such investments.

The Fund will not pay interest on uncashed distribution checks.

The long term capital gain rates, applicable to non-corporate shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning on or before December 31, 2008.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the net asset value of the Shares received.

Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Disposition of Shares. Upon a redemption, sale or exchange of Shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands and generally will be long-term, mid-term or short-term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such Shares.

Backup Withholding. The Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability. The backup withholding rate is 28% for amount paid through 2010, and will be 31% for amounts paid thereafter.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 (the “2004 Act”), effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have adequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

Equalization Accounting. The Fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, the Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the Fund’s Shares; the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. Investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure. If a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in the Fund based on the law as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Fund.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services and Dominion Bond Rating Services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

FINANCIAL STATEMENTS

No information is presented for the Fund as it had not commenced investment operations as of the date of this SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

Speculative Grade:

BB - Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business economic environment.

CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A rating CC indicates that default of some kind appears probable. A rating C signals imminent default.

DD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%—90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.